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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2002



                           Champion Enterprises, Inc.
             (Exact name of registrant as specified in its charter)



                                    Michigan
                  State or other jurisdiction of incorporation



            1-9751                            38-2743168
     ----------------------        -------------------------------
     Commission File Number        IRS Employer Identification No.


     2701 Cambridge Court, Suite 300, Auburn Hills, Michigan   48326
     ---------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (248) 340-9090



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Item 5.  Other Events.

     On May 23, 2002 the Registrant issued a press release, which is attached as
Exhibit 99.



Item 7.  Exhibits.

Exhibit
Number.

99       Press release dated May 23, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/Anthony S. Cleberg
                                   -----------------------------
                                   Anthony S. Cleberg
                                   Executive Vice President and
                                   Chief Financial Officer



May 23, 2002


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                                INDEX TO EXHIBITS



                                                            Sequential
Exhibit No.                 Description                      Page No.

   99           Press release dated May 23, 2002